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                                                                   EXHIBIT 10.90

                         SECOND SECURED PROMISSORY NOTE
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$1,250,000.00                                           Dated :  January 2, 1997
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     WHEREAS, NS Electronics Bangkok (1993) Ltd. ("NSEB") and Microelectronic
Packaging, Inc. ("MPI") have previously entered into a Loan and Security
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Agreement ("First Loan") and a Secured Promissory Note ("First Note"), both
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dated May 30, 1995;

     WHEREAS, NSEB and MPI have mutually agreed to re-negotiate the terms and conditions of the aforementioned Agreement and Note;

     THEREFORE, this Second Secured Promissory Note and related Amended Loan and
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Security Agreement of even date hereof, shall supersede the aforementioned
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Agreement and Note dated May 30, 1995, in their entirety.

     In consideration of the above, MPI hereby promises to pay to NSEB the principal sum of $1,250,000, together with interest thereon, in accordance with the terms herein.

     Commencing on March 31, 1997, and at the end of each calendar quarter thereafter, MPI shall pay interest at a rate of 18% per annum on any outstanding balances (per Attachment A).

     Commencing on March 31, 1998, MPI shall repay the outstanding principal in sixteen (16) equal quarterly installments of $78,125 (per Attachment A).

     All payments hereunder shall be made in lawful money of the United States of America, at such place as the NSEB from time to time shall designate in a written notice to the borrower.

     NSEB hereby expressly waives any breach of the covenants, terms and conditions of the original Loan and Security Agreement and the Secured
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Promissory Note (which may include, but is not limited to, the failure to make
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principal and interest payments when due and the sale of substantially all of the assets of one of the Borrower's affiliates).

OTHER TERMS AND CONDITIONS:

     An "Event of Default" shall be deemed to have occurred upon (i) the Borrower's failure to pay when due any amount of principal or interest under this Note; (ii) the commencement by or against the MPI of any case or proceeding under bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of debtors, or the appointment of any receiver, trustee or assignee to take possession of the properties of the Borrower; (iii) the liquidation or dissolution of the Borrower; (iv) cessation of all or a substantial portion of the business operations of Borrower (provided this provision shall not apply to MPM or MPC); or (v) any consolidation or merger of the MPI with or into any other corporation or other entity or person, or any other corporate reorganization in which the MPI shall not be the continuing or surviving entity of such consolidation, merger, or reorganization or any transaction or series of related transactions by the MPI in which in excess of fifty percent (50%) of the voting power of MPI is transferred, or a sale of all or substantially all of the assets of the Borrower.
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     If any Event of Default shall occur, NSEB may, by notice to the Borrower, declare the entire unpaid principal amount of this Note, all interest accrued and unpaid hereon to be forthwith due and payable, whereupon all unpaid principal under this Note, and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

     If action is instituted to collect this Note, the MPI promises to pay all expenses, including reasonable attorney's fees incurred in the connection with such action.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE KINGDOM OF THAILAND.

     IN WITNESS WHEREOF, the MPI has duly executed this Note as of the date first above written.

                         MICROELECTRONIC PACKAGING, INC.

                         By /s/ Denis J. Trafecanty                       [SEAL
                           --------------------------------------------- APPEARS
                            Denis J. Trafecanty, Chief Financial Officer  HERE]